CROWN CORK & SEAL COMPANY, INC.

                                   ISSUANCE BY

                               CARNAUDMETALBOX SA

                   (TO BE RENAMED CROWN EUROPEAN HOLDINGS SA)

                                       OF

       $1,085,000,000 9 1/2% Second Priority Senior Secured Notes due 2011

     (euro)285,000,000 10 1/4% Second Priority Senior Secured Notes due 2011

        $725,000,000 10 7/8% Third Priority Senior Secured Notes due 2013

                               Purchase Agreement
                               ------------------


                                                       New York, New York
                                                       February 11, 2003


Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
   As Representatives of the several Initial
   Purchasers named in Schedule I hereto
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Crown Cork & Seal Company, Inc., a Pennsylvania corporation ("CCK"), and the indirect parent company of CarnaudMetalBox SA (to be renamed Crown European Holdings SA), a societe anonyme organized under the laws of France (the "Company"), proposes that the Company issue and sell to the several purchasers named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $1,085,000,000 aggregate principal amount of its 9 1/2% Second Priority Senior Secured Notes due 2011 (the "Dollar Second Priority Notes"), (euro)285,000,000 aggregate principal amount of its 10 1/4% Second Priority Senior Secured Notes due 2011 (the "Euro Second Priority Notes" and, together with the Dollar Second Priority Notes, the "Second Priority Notes") and $725,000,000 aggregate principal amount of its 10 7/8% Third Priority Senior Secured Notes due 2013 (the "Third Priority Notes" and, together with the Second Priority Notes, the "Notes"). The Second Priority Notes will be issued pursuant to an indenture to be dated as of February 26, 2003 (the "Second Priority Notes Indenture") among the Company, Crown Holdings, Inc., a Pennsylvania corporation ("Crown Holdings"), as guarantor, the other guarantors named in Schedule II hereto (together with Crown Holdings, the "Guarantors" and, together with the Company, the "Issuers") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Second Priority Notes Trustee"). The Third Priority Notes will be issued pursuant to an indenture to be dated as of February 26, 2003 (the "Third Priority Notes Indenture" and, together with the Second Priority Notes Indenture, the "Indentures") among the Issuers and Wells Fargo Bank Minnesota, National Association, as trustee (the "Third Priority Notes Trustee" and, together with the Second Priority Notes Trustee, the "Trustees"). The Second Priority Notes will have the benefit of the guarantees (the "Second Priority Note Guarantees" and, together with the Second Priority Notes, the "Second Priority Securities") provided for in the Second Priority Notes Indenture. The Third Priority Notes will have the benefit of the guarantees (the "Third Priority Note Guarantees" and, together with the Third Priority Notes, the "Third Priority Securities" and, together with the Second Priority Securities, the "Securities") provided for in the Third Priority Notes Indenture. To the extent there are no additional purchasers named in Schedule I hereto other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof. As used in this Agreement, "Parent" means (i) CCK for all periods prior to the Closing Date and (ii) Crown Holdings from and after the Closing Date.

                  Holders of the Second Priority Securities will also have the benefit of a registration rights agreement to be dated as of February 26, 2003 (the "Second Priority Notes Registration Rights Agreement") among the Issuers and the Initial Purchasers. Holders of the Third Priority Securities will also have the benefit of a registration rights agreement to be dated as of February 26, 2003 (the "Third Priority Notes Registration Rights Agreement" and, together with the Second Priority Notes Registration Rights Agreement, the "Registration Rights Agreements") among the Issuers and the Initial Purchasers. Pursuant to the Registration Rights Agreements, the Issuers will agree to register the Securities under the Act subject to the terms and conditions therein specified.

                  Pursuant to the Security Documents (as defined in the Indentures), which include the Intercreditor Agreements (as defined in the Indentures), the Second Priority Securities will be secured by a second priority lien on the Collateral (as defined in the Indentures) and the Third Priority Securities will be secured by a third priority lien on the Collateral, in each case subject to certain exceptions and otherwise in accordance with the terms of the Indentures and the Security Documents and as described in the Final Memorandum (as defined below); provided that, to the extent applicable French law does not recognize the concept of second or third priority liens with respect to assets located in France, the Security Documents will provide that holders of Notes and other creditors secured by a lien over such French assets will have pari passu security interests as a matter of French law, the order of priority among the holders of Notes and such other creditors being determined pursuant to the Euro Intercreditor Agreement (as defined in the Indentures). In addition, the Trustees, on behalf of the holders of the Securities, will enter into the Proceeds Sharing Agreement (as defined in the Indentures).

                  The Securities are being issued in connection with the refinancing plan of CCK, as described in the Final Memorandum (the "Refinancing Plan"). In connection with the Refinancing Plan, the Company, Crown Cork & Seal Americas, Inc., a Pennsylvania corporation ("Crown Americas" and, together with the Company, the "Borrowers") and the guarantors party thereto will enter into a credit agreement to be dated as of February 26, 2003 (the "Credit Facility") with the lenders party thereto, as described in the Final Memorandum. This Agreement, the Securities, the Indentures, the Registration Rights Agreements, the Security Documents, the Proceeds Sharing Agreement and the agreements and instruments to which Parent or any of its subsidiaries is a signatory relating to the Credit Facility collectively are referred to herein as the "Transaction Documents."

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated January 29, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum") and a final offering memorandum dated February 11, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or

"supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

     1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser as set forth below in this
Section 1 (subject to, with respect to the Company, the realization of the conditions set forth in Section 20 hereof and the execution of this Agreement).

         (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date (as defined below), the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

         (b) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Issuers make no representation or warranty), has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement, to register any of the Securities under the Act or to qualify either Indenture under the Trust Indenture Act.

         (c) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Issuers make no representation or warranty), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

         (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

         (e) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Issuers make no representation or warranty), has engaged in any directed selling efforts with respect to the Securities, and each of the Issuers and their respective Affiliates has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

         (f) No securities of any of the Issuers are of the same class (within the meaning of Rule 144A under the Act) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

         (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of

         Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

         (h) The Issuers have been advised by the NASD's PORTAL Market that the Dollar Second Priority Notes and the Third Priority Notes have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD. Application has been made to list the Euro Second Priority Notes on the Luxembourg Stock Exchange. The Issuers have used their best efforts to have the Euro Second Priority Notes approved for trading on the Luxembourg Stock Exchange.

         (i) None of the Issuers or their respective subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum none of them will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

         (j) Parent is subject to the reporting requirements of, and has timely filed all material required to be filed by it pursuant to, Section 13 or Section 15(d) of the Exchange Act.

         (k) None of the Issuers or their respective Affiliates has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of any of them (except as contemplated by this Agreement).

         (l) None of the Issuers or their respective Affiliates has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of any of them to facilitate the sale or resale of the Securities.

         (m) The information to be provided by the Issuers pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


         (n) The statements set forth or referenced under the headings "Crown's Business--Legal Proceedings", "Description of Certain Indebtedness", "Description of the Notes", "Exchange Offer; Registration Rights" and "Certain Tax Considerations" in the Final Memorandum fairly summarize the matters therein described.

         (o) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which Parent believes to be reliable and accurate in all material respects.

         (p) There are no contracts, agreements or other documents or pending legal or governmental proceedings to which any of the Issuers or their respective subsidiaries is a party or any property of any of the Issuers or their respective subsidiaries is subject that would be required to be described in a prospectus under the Act that have not been described in the Final Memorandum (exclusive of any amendment or supplement thereto). The contracts, agreements and other documents so described in the Final Memorandum are in full force and effect on the date of this Agreement. None of the Issuers or their respective subsidiaries or, to the knowledge of any Issuer, any other party is in breach of or default under any such contracts, agreements or other documents, other than a breach or default that would not reasonably be expected to have a material adverse effect on (i) the issue and sale of the Securities or the consummation of the other transactions contemplated by the Transaction Documents or of the Refinancing Plan or (ii) the condition (financial or otherwise), prospects, earnings, business or properties of the Company, individually, or of

Parent and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business ("Material Adverse Effect").

         (q) Parent and each of its subsidiaries has been duly organized and is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction in which it is organized, with full corporate or other statutory power and authority to own or lease, as the case may be, and operate its properties and conduct its business as described in the Final Memorandum. Parent and each of its subsidiaries is duly qualified to do business as a foreign corporation or other legal entity and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to do so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

         (r) Parent does not have any material subsidiaries other than (i) the Company, (ii) the other Guarantors and (iii) the subsidiaries listed on Schedule III hereto. All the outstanding shares of capital stock of each subsidiary of Parent have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as set forth on Schedule III hereto or as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of such subsidiaries are owned by Parent, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for any such perfected security interests, or other security interests, claims, liens or encumbrances that would not reasonably be expected to result in a Material Adverse Effect or an Event of Default (as defined in the Indentures).

         (s) Parent's capitalization is as set forth in the "Actual" column of the table set forth under the heading "Capitalization" in the Final Memorandum. On the Closing Date, Parent's capitalization will be consistent in all material respects with the "As Adjusted" column of the table set forth under the heading "Capitalization" in the Final Memorandum.

         (t) This Agreement has been duly authorized, executed and delivered by each of the Issuers and, assuming the due authorization, execution and delivery thereof by the Representatives, constitutes the legal, valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (u) The Second Priority Notes Indenture has been duly authorized by each of the Issuers and, assuming the due authorization, execution and delivery thereof by the Second Priority Notes Trustee, when executed and delivered by each of the Issuers, will constitute the legal, valid and binding instrument of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity). The Second Priority Notes Indenture meets the requirements for qualification under the Trust Indenture Act.

         (v) The Second Priority Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Second Priority Notes Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Second Priority Notes Indenture and enforceable against the Company in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (w) The Second Priority Note Guarantees have been duly authorized by the Guarantors and, when the Second Priority Notes have been executed in accordance with the provisions of the Second Priority Notes Indenture, will have been duly executed and delivered by the Guarantors and will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefits of the Second Priority Notes Indenture and enforceable against the Guarantors in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (x) The Third Priority Notes Indenture has been duly authorized by each of the Issuers and, assuming the due authorization, execution and delivery thereof by the Third Priority Notes Trustee, when executed and delivered by each of the Issuers, will constitute the legal, valid and binding instrument of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity). The Third Priority Notes Indenture meets the requirements for qualification under the Trust Indenture Act.

         (y) The Third Priority Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Third Priority Notes Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Third Priority Notes Indenture and enforceable against the Company in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (z) The Third Priority Note Guarantees have been duly authorized by the Guarantors and, when the Third Priority Notes have been executed in accordance with the provisions of the Third Priority Notes Indenture, will have been duly executed and delivered by the Guarantors and will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefits of the Third Priority Notes Indenture and enforceable against the Guarantors in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (aa) The Second Priority Notes Registration Rights Agreement has been duly authorized by each of the Issuers and, assuming the due authorization, execution and delivery thereof by the Representatives, when executed and delivered by each of the Issuers, will constitute the legal, valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (bb) The Third Priority Notes Registration Rights Agreement has been duly authorized by each of the Issuers and, assuming the due authorization, execution and delivery thereof by the Representatives when executed and delivered by each of the Issuers, will constitute the legal, valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (cc) No holder of securities of any of the Issuers will be entitled to have such securities registered under the registration statements required to be filed by the Issuers pursuant to the Registration Rights Agreements other than as expressly permitted thereby.

         (dd) Each of the Intercreditor Agreements has been duly authorized by the Issuers party thereto and, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, when executed and delivered by each such Issuer, will constitute legal, valid and binding obligations of each such Issuer, enforceable against each such Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (ee) Each of the other Security Documents has been duly authorized by the Issuers party thereto and, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, when executed and delivered by each such Issuer, will constitute legal, valid and binding obligations of each such Issuer, enforceable against each such Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (ff) The Security Documents, once executed and delivered, will create, in favor of the Second Priority Notes Trustee for the benefit of the Second Priority Notes Trustee and the holders of the Second Priority Notes, a valid and enforceable, and upon the filing or recording of the appropriate financing statements, mortgages and similar instruments with the appropriate governmental authorities (and the payment of the appropriate filing or recording fees and any applicable taxes) and the delivery of the applicable documents to the applicable Collateral Agent (as defined in the Second Priority Notes Indenture) in accordance with the provisions of the Security Documents, a perfected security interest in all Collateral, superior to and prior to the Liens (as defined in the Second Priority Notes Indenture) of all third persons other than the Liens securing Parent's and its subsidiaries obligations with the Credit Facility and subject to no other Liens other than Permitted Collateral Liens (as defined in the Second Priority Notes Indenture), it being understood that for French assets secured by a Lien, the holders of Second Priority Notes will have their priority on the Liens over such French assets effectively enforced pursuant to the Euro Intercreditor Agreement.

         (gg) The Security Documents, once executed and delivered, will create, in favor of the Third Priority Notes Trustee for the benefit of the Third Priority Notes Trustee and the holders of the Third Priority Notes, a valid and enforceable, and upon the filing or recording of the appropriate financing statements, mortgages and similar instruments with the appropriate governmental authorities (and the payment of the appropriate filing or recording fees and any applicable taxes) and the delivery of the applicable documents to the applicable Collateral Agent in accordance with the provisions of the Security Documents, a perfected security interest in all Collateral, superior to and prior to the Liens (as defined in the Third Priority Notes Indenture) of all third persons other than the Liens securing Parent's and its subsidiaries obligations with the Credit Facility and Liens securing the Issuer's obligations under the Second Priority Securities and subject to no other Liens other than Permitted Collateral Liens (as defined in the Third Priority Notes Indenture), it being understood that for French assets secured by a Lien, the holders of Third Priority Notes will have their priority on the Liens over such French assets effectively enforced pursuant to the Euro Intercreditor Agreement.

         (hh) Each other Transaction Document has been duly authorized, executed and delivered by each Issuer a party thereto and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes the legal, valid and binding obligation of each such Issuer, enforceable against each such Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors' rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

         (ii) The documents (or portions thereof) incorporated by reference in the Final Memorandum, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (jj) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by any of the Transaction Documents or otherwise in connection with the Refinancing Plan, except (i) in the case of compliance with the terms of the Registration Rights Agreements such as will be obtained under the Act and the Trust Indenture Act, (ii) such as may be required under the blue sky laws of any state in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreements and (iii) such filings and recordings with governmental authorities as may be required to record or perfect liens under the Security Documents, and except where the failure to obtain the same would not reasonably be expected to have a Material Adverse Effect.

         (kk) None of the execution and delivery by any of the Issuers party thereto of any of the Transaction Documents, the issue and sale of the Securities, the consummation of the other transactions contemplated by the Transaction Documents or of the Refinancing Plan will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers or their respective subsidiaries pursuant to (i) the organizational documents of Parent or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Parent or any of its subsidiaries is a party or bound or to which any property or assets of Parent or any of its subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Parent or any of its subsidiaries or any property or assets of Parent or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Parent or any of its subsidiaries or property or assets of any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect or to materially adversely affect the rights of the holders of the Securities or of the Initial Purchasers under the Transaction Documents.

         (ll) The consolidated historical financial statements and schedules of CCK and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of CCK and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form in all material respects with the applicable requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected historical financial data set forth under the caption "Selected Historical Financial Data" in the Final Memorandum comply as to form in all material respects with the applicable requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary historical financial data set forth under the caption "Summary--Summary Historical and Pro Forma Financial Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein. The pro forma financial statements included in the Final Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical amounts in the pro forma financial statements included in the Final Memorandum. The pro forma financial statements included in the Final Memorandum comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act (except for the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2002 which does not comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act solely because it is for a period other than a period required by Regulation S-X), and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

         (mm) Other than as set forth in the Final Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent or any of its subsidiaries or any property or assets of Parent or any of its subsidiaries is pending or, to the knowledge of Parent, threatened that would reasonably be expected to have a Material Adverse Effect.

         (nn) Parent and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. Parent and each of its subsidiaries has good and marketable title to, or valid leasehold interests in, or easements or other limited property interests in, or is licensed to use, all its material properties and assets, except for minor defects that do not interfere with its ability to conduct its business as currently conducted or utilize such properties and assets for their intended purposes, and except where failure to have such title, leasehold interests, easements or other limited property interests or licenses to use, in the aggregate, would not reasonably be expected to have a Material Adverse

Effect. All material properties and assets of Parent and its subsidiaries are free and clear of all liens, charges, encumbrances or restrictions, except (i) in the case of any such material properties and assets that constitute Collateral, Permitted Collateral Liens (as defined in the Indentures) and (ii) in the case of any such material properties and assets that do not constitute Collateral, Permitted Liens (as defined in the Indentures). Each of the Issuers and their respective subsidiaries has good and marketable title to all personal property it purports to own (including, without limitation, all Collateral), except (i) in the case of any such material personal property that constitutes Collateral, Permitted Collateral Liens and (ii) in the case of any such material personal property that does not constitute Collateral, Permitted Liens. None of Parent or its subsidiaries has any real property, personal property or other assets that would constitute Collateral under the Security Documents that will not constitute Collateral under the Security Documents as of the Closing Date.

         (oo) None of the Issuers has received any written notice, or has any knowledge, of any existing or contemplated condemnation proceeding affecting all or any portion of the material real property, material fixtures and leasehold estates in real property or fixtures that constitutes Collateral under the Security Documents (the "Mortgaged Property") that remains unresolved, or of any sale or disposition thereof in lieu of condemnation.

         (pp) Neither Parent nor any of its subsidiaries is in violation or default of (i) any provision of its organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property or assets is subject; or
(iii) any statute, law, rule, regulation, judgment, order or decree applicable to it or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any such subsidiaries or any of their respective property or assets, except, in the case of clauses (ii) and (iii) above, for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

         (qq) PricewaterhouseCoopers LLP, who have certified certain financial statements of CCK and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Memorandum, are independent public accountants with respect to CCK within the meaning of the Act and the Exchange Act and the related published rules and regulations thereunder.

         (rr) Parent and each of its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect). Parent and each of its subsidiaries has paid all taxes required to be paid by it as shown in such return and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

         (ss) No labor problem or dispute with the employees of Parent or any of its subsidiaries exists or is threatened or imminent, and there is no existing or imminent labor disturbance or collective bargaining activities by the employees of Parent or any of its subsidiaries or, to the knowledge of any of the Issuers, by the employees of any of the principal suppliers, contractors or customers of Parent or any of its subsidiaries, in each case, that would have a Material Adverse Effect.

         (tt) Parent and each of its subsidiaries, except as disclosed in the Final Memorandum, or to the extent it would not reasonably be expected to have a Material Adverse Effect, is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance and fidelity or surety bonds insuring Parent or any of its subsidiaries or the businesses, assets, employees, officers and directors of

Parent or any of its subsidiaries are in full force and effect. Parent and each of its subsidiaries is in compliance with the terms of such policies and instruments in all material respects. There are no claims by Parent or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except for such claims which, if successfully denied, would not reasonably be expected to have a Material Adverse Effect. Neither Parent nor any of its subsidiaries has been refused any insurance coverage sought or applied for. Neither Parent nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

         (uu) No subsidiary of Parent is prohibited, directly or indirectly, from paying any dividends on such subsidiary's capital stock, from making any other distribution on such subsidiary's capital stock, from repaying to Parent or any other subsidiary of Parent any loans or advances to such subsidiary from Parent or such other subsidiary or from transferring any of such subsidiary's property or assets to Parent or any other subsidiary of Parent, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

         (vv) Parent and each of its subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their respective businesses as described in the Final Memorandum, except where the failure to own or possess such licenses or other rights to use such patents, trademarks, service marks, trade names, copyrights and know-how would not reasonably be expected to have a Material Adverse Effect. Neither Parent nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, could have a Material Averse Effect.

         (ww) Parent and each of its subsidiaries possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such licenses, certificates, permits or other authorizations would not reasonably be expected to have a Material Adverse Effect, and neither Parent nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

         (xx) Parent and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (yy) (i) Parent and each of its subsidiaries is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations and rules of common law relating to pollution or the protection of the environment, natural resources or occupational health and safety, including without limitation those relating to the release or threat of release of Hazardous Materials ("Environmental Laws"); (ii) Parent and each of its subsidiaries has received and is in compliance in all material respects with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses as currently conducted; (iii) neither Parent nor any of its subsidiaries has received written notice of any actual or potential liability for the investigation or remediation of any Hazardous Materials; (iv) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of any of the Issuers, threatened against Parent or any of its subsidiaries under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Parent or any of its subsidiaries; (vi) neither Parent nor any of its subsidiaries is subject to any order, decree, consent, settlement or agreement requiring, or is otherwise obligated or required to perform, any response or corrective action relating to any Hazardous Materials; (vii) neither Parent nor any of its subsidiaries has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state or foreign law;
(viii) no property or facility of Parent or any of its subsidiaries is (x) listed or, to the knowledge of the Issuers, proposed for listing on the National Priorities List under CERCLA or (y) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any governmental authority; and (ix) there are no past or present actions, events, operations or activities which would reasonably be expected to prevent or interfere with compliance by Parent or any of its subsidiaries with any applicable Environmental Law or result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law, except, in the case of each of clauses (i) through (ix) above, as (A) described in the Final Memorandum (exclusive of any amendment or supplement thereto) or (B) would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. "Hazardous Materials" means any hazardous or toxic substance, chemical, material, pollutant, waste, contaminant or constituent, which is subject to regulation under or could give rise to liability under any Environmental Law.

         (zz) In the ordinary course of its business, Parent periodically reviews the effect of Environmental Laws on the business, operations and properties of Parent and its subsidiaries, in the course of which it seeks to identify and evaluate associated costs and liabilities. On the basis of such review, and except as described in the Final Memorandum, Parent does not reasonably expect that such associated costs and liabilities would, singly or in the aggregate, have a Material Adverse Effect.

         (aaa) Parent and each of its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of any of the Issuers or their respective subsidiaries are eligible to participate, and each such plan is, and on the Closing Date will be, in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither Parent nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) under Title IV of ERISA.

         (bbb) None of the Issuers or any of their respective Affiliates or any director, officer, agent or employee of any of the Issuers or their respective Affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (ccc) Except as disclosed in the Final Memorandum, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in France, the United States or any other jurisdiction of incorporation, organization or formation, as the case may be, or tax residency of any of the Issuers, imposed, assessed, levied or collected by any Federal, state, local or foreign governmental taxing authority on or in respect of principal, interest, premiums and penalties or other amounts payable under the Securities, or on account of the issue and sale by the Issuers of the Securities or the execution, delivery or performance of this Agreement the Indentures, the Security Documents or the Registration Rights Agreements or any payments hereunder or thereunder.

         (ddd) None of the Issuers or any of property or assets of or any of the Issuers has any immunity from jurisdiction of any court or from any legal process.

         (eee) The fair value and present fair saleable value of the assets of each of the Issuers and their respective subsidiaries exceeds, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents will exceed, the sum of its stated liabilities and identified contingent liabilities. None of the Issuers or their respective subsidiaries is, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the Transaction
Documents:

               (i) none of them will be, (x) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted,
(y) unable to pay its debts (contingent or otherwise) as they mature or (z) otherwise insolvent; and

               (ii) neither Parent nor any of its subsidiaries:

                    (A) is or will be subject to any proceedings for its
               administration (redressement judiciaire), is or will be subject to a plan for the transfer of the whole or part of its business, or is or will be subject to liquidation (liquidation judiciaire) and no claim has been requesting implementation of such proceedings;

                    (B) is or will be subject to the administration of a court appointed mediator (conciliateur), judicial condition, compulsory manager, receiver (administrateur judiciaire), administrator, liquidator (liquidateur judiciaire) or other similar office (mandataire ad hoc), and no request has been filed and no negotiations are envisaged for the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of Parent or any subsidiary;

                    (C) is or will be unable to settle its debts (contingent or otherwise) (passif exigible) with realizable assets (en etat de cessation des paiements) within the meaning of article L 621-1 of the French Commercial Code or admits in writing its inability to pay its debts as they fall due;

                    (D) is or will be subject to amicable arrangement
               proceedings (procedure de reglement amiable), within the meaning of article L. 611-3 of the French Commercial Code; and

                    (E) has or will commence negotiations with any of its
               creditors with a view to the general readjustment or rescheduling of any of its indebtedness or has made a general assignment for the benefit of any of its creditors and/or has entered into any settlement agreement or amicable arrangement with any of its creditors (transactions, accord ou reglement amiable), or stops, suspends payment of all or substantially all of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness.

         (fff) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Issuers make no representation or warranty), has offered or sold or will offer or sell, directly or indirectly, any Notes to the public in the Republic of France or has distributed or caused to be distributed or will distribute or cause to be distributed to the public in the Republic of France the Preliminary Memorandum, the Final Memorandum or any other offering material relating to the Notes, and such offers, sales and distributions will be made in France only to qualified investors (investisseurs qualifies) as defined in and in accordance with Articles L.411-1 and L.411-2 of the French Code Monetaire et Financier and Decree no. 98-880 dated 1 October 1998.

                  Any certificate signed by any officer of any of the Issuers and delivered to the Representatives or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed a representation and warranty by such Issuer, as to matters covered thereby, to each Initial Purchaser.

         2. Purchase and Sale. Subject to Section 20 hereof and the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to (a) in the case of the Dollar Second Priority Securities, 97.0% of the principal amount thereof, (b) in the case of the Euro Second Priority Securities, 97.0% of the principal amount thereof and (c) in the case of the Third Priority Securities, 96.5% of the principal amount thereof, plus accrued interest, if any, from February 26, 2003 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

         3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on February 26, 2003, or at such time on such later date (not later than March 5, 2003) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream Banking S.A. ("Clearstream, Luxembourg"), or their designated custodian, unless the Representatives shall otherwise instruct.

         4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

         (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

         (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation
D) in the United States.

         (c) The Securities to be purchased by it on the Closing Date are subject to the terms of the Proceeds Sharing Agreement.

         5. Agreements. The Issuers, jointly and severally, agree (subject to, with respect to the Company, the realization of the conditions set forth in
Section 20 hereof and the execution of this Agreement) with each Initial Purchaser that:

         (a) The Issuers will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

         (b) The Issuers will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representatives; provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Issuers will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Issuers have furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Issuers will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

         (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

         (d) The Issuers will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to execute a general consent to service of process in any jurisdiction with respect to which such a consent has not been previously executed or to subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to tax but for the requirements of this paragraph. The Issuers will promptly advise the Representatives of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (e) The Issuers will not, and will not permit any of their respective Affiliates to, resell any Securities that have been acquired by any of them.

         (f) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

         (g) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

         (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each Issuer will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time, of such restricted securities.

         (i) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

         (j) The Issuers will cooperate with the Representatives and use their respective reasonable best efforts to permit (i) the Dollar Second Priority Notes and the Third Priority Notes to be eligible for clearance and settlement through The Depository Trust Company and (ii) the Euro Second Priority Notes to be eligible for clearance and settlement through Euroclear and Clearstream, Luxembourg. The Issuers will cooperate with the Representatives and use their respective reasonable best efforts to permit (i) the Dollar Second Priority Notes and the Third Priority Notes to be designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD and (ii) the Euro Second Priority Notes to be approved for trading on the Luxembourg Stock Exchange.

         (k) The Issuers will not for a period of 90 days following the Execution Time, without the prior written consent of Salomon Smith Barney and Deutsche Bank Securities Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Issuer or any Affiliate of any Issuer or any person in privity with any Issuer or any Affiliate of any Issuer), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by any Issuer (other than the Securities and other than the acquisition of currently outstanding unsecured notes of Crown in exchange for common stock of Parent as contemplated by the Final Memorandum).

         (l) The Issuers will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Act or the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

         (m) The Issuers, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indentures, the Security Documents and the Registration Rights Agreements, the issuance of the Securities and the fees of the Trustees and the Collateral Agents; (ii) the preparation, printing or reproduction of the Preliminary

Memorandum and the Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Dollar Second Priority Notes and the Third Priority Notes for trading in the PORTAL Market and the Euro Second Priority Notes for trading on the Luxembourg Stock Exchange; (viii) the transportation and other expenses incurred by or on behalf of the Issuers' representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Issuers' accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; (x) any appraisal or valuation performed in connection with the offering and sale of the Securities; (xi) compliance with the provisions of Section 6(o) hereof; and
(xii) all other costs and expenses incident to the performance by the Issuers of their respective obligations hereunder.

         (n) The Issuers will apply the proceeds from the offering and sale of the Securities as provided under the caption "Use of Proceeds" in the Final Memorandum.

         6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at their respective times of execution of this Agreement, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

         (a) The Issuers shall have requested and caused Dechert LLP, special United States counsel for the Issuers, to furnish to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form of Exhibit B hereto (with such modifications as shall be reasonably acceptable to the Representatives and their counsel); provided, however, that, to the extent appropriate and acceptable to the Representatives and their counsel, William T. Gallagher, General Counsel of Parent, may furnish to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, covering certain of the matters set forth in Exhibit B hereto. In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the State of New York, the Federal laws of the United States and the Delaware General Corporation Law, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials.

         (b) The Issuers shall have requested and caused JeantetAssocies, special French counsel to the Issuers, to furnish to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form of Exhibit C hereto (with such modifications as shall be reasonably acceptable to the Representatives and their counsel). In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Republic of France, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials.

         (c) The Issuers shall have requested and caused one or more local counsel for the Issuers, reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, in each of Belgium, Canada, Germany, Mexico, Switzerland and the United Kingdom to furnish to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form of Exhibit D hereto (with such modifications as shall be reasonably acceptable to the Representatives and their counsel). In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of relevant Issuers.

         (d) The Representatives shall have received from each of (i) Cahill Gordon & Reindel, special United States counsel for the Initial Purchasers and
(ii) Gide Loyrette Nouel, special French counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) Parent shall have furnished to the Representatives a certificate of Parent and the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of Parent and the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               (i) the representations and warranties of the Issuers in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company, individually, or of Parent and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

         (f) At the Execution Time and at the Closing Date, Parent shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of CCK and its consolidated subsidiaries for the nine-month period ended September 30, 2002 and stating in effect that:

               (i) in their opinion the audited financial statements included in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of Regulation S-X;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by CCK; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71 of the unaudited interim financial information for the nine-month period ended September 30, 2002; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit committees of Parent; and inquiries of certain officials of Parent who have responsibility for financial and accounting matters of Parent and its subsidiaries as to transactions and events subsequent to December 31, 2001, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included in the Final Memorandum (x) do not comply as to form in all material respects with the applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included in quarterly reports on Form 10-Q under the Exchange Act or (y) are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum;

                    (2) with respect to the period subsequent to September 30, 2002, there were any changes, at a specified date not more than five days prior to the date of the letter, in the total debt of CCK and its consolidated subsidiaries or the capital stock of CCK or decreases in the shareholders' equity of CCK or working capital of CCK and its consolidated subsidiaries as compared with the amounts shown on the September 30, 2002 consolidated balance sheet included in the Final Memorandum, or for the period from October 1, 2002 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income before income taxes, minority interest and cumulative effect of a change in accounting or net income of CCK and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by CCK as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the unaudited amounts of any capsule information included in the Final Memorandum do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Final Memorandum or do not conform with generally accepted accounting principles;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of CCK and its subsidiaries) included in the Final Memorandum agrees with the accounting records of CCK and its consolidated subsidiaries, excluding any questions of legal interpretation;

               (iv) on the basis of a reading of the unaudited pro forma financial statements as of September 30, 2002 and for the year ended December 31, 2001 and the nine months ended September 30, 2002 (the "pro forma financial statements") included in the Final Memorandum; carrying out certain specified procedures; inquiries of certain officials of CCK who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

               (v) they have (x) read the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2002 included in the Final Memorandum, (y) inquired of certain officials of the CCK who have responsibility for financial and accounting matters about the basis of their determination of the unaudited pro forma adjustments and (z) proved the mathematical accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2002 included in the Final Memorandum.

         References to the Final Memorandum in this Section 6(f) include any amendment or supplement thereto at the date of the applicable letter.

         (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company or of Parent and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

         (h) The Issuers and the Second Priority Notes Trustee shall have entered into the Second Priority Notes Indenture in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (i) The Issuers and the Third Priority Notes Trustee shall have entered into the Third Priority Notes Indenture in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (j) Each of the Guarantors shall have executed a Second Priority Notes Guarantee and the Third Priority Notes Guarantee in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (k) The Issuers and the Representatives shall have entered into the Registration Rights Agreements.

         (l) The U.S. Intercreditor Agreement (as defined in the Indentures) shall have been executed by the respective parties thereto and shall be in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (m) The European Intercreditor Agreement (as defined in the Indentures) shall have been executed by the respective parties thereto and shall be in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (n) All other Security Documents shall have been executed by the respective parties thereto and shall be in form and substance satisfactory to the Representatives, and the Representatives shall have received counterparts, conformed as executed, thereof.

         (o) To the extent delivered to the agents under the Credit Facility (the "Bank Agents"), the Representatives, the Trustees and the Collateral Agents shall have received each of the following documents which shall be reasonably satisfactory in form and substance to the Representatives, the Trustees and the Collateral Agents and each of their respective counsel with respect to each Mortgaged Property and each other item of Collateral, as appropriate:

               (i) all Mortgages (as defined in the Security Documents) in favor of either or both of the Trustees and the Collateral Agents, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof and such financing statements and other similar statements as are contemplated in respect of each such Mortgage by the local counsel opinion referred to in subparagraph (x) below, and any other instruments necessary to grant the interests purported to be granted by each such Mortgage under the laws of any applicable jurisdiction, which Mortgages and financing statements and other instruments shall be effective to create a lien on such Mortgaged Property in favor of either or both of the Trustees and Collateral Agents, as applicable, subject to no liens other than Permitted Collateral Liens;

               (ii) such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as shall have been delivered to the Bank Agents in order for the owner or holder of the fee interest or leasehold interest to grant the lien contemplated by the Mortgage with respect to each Mortgaged Property;

               (iii) with respect to each Mortgage, a policy of title insurance (or commitment to issue such a policy) insuring (or committing to insure) the lien of such Mortgage as a valid mortgage lien on the real property and fixtures described therein, with the priority described in the Final Memorandum, in respect of the Securities;

               (iv) a survey with respect to each Mortgaged Property;

               (v) policies or certificates of insurance;

               (vi) Uniform Commercial Code, judgment, tax lien and intellectual property searches;

               (vii) affidavits, certificates and instruments of indemnification;

               (viii) copies of all leases and subleases;

               (ix) any certificate of an officer of Parent or any subsidiary of Parent relating to the Collateral (which shall also be addressed to the Representatives and the Trustees); and

               (x) opinions from all local and foreign counsel who deliver opinions to the Bank Agents (which opinions shall be addressed to the Representatives and the Trustees), which opinions shall address, with respect to the Collateral and the Securities, the matters addressed with respect to the Credit Facility with only such modifications as are necessary to reflect the relative priority of the Second Priority Securities and the Third Priority Securities as contemplated by the Final Memorandum and the Transaction Documents and otherwise satisfactory to the Representatives, the Trustees and each of their respective counsel.

     (p) Parent shall have delivered a certificate, signed on behalf of Parent by its Chairman of the Board or President and its principal financial or accounting officer to the effect that Parent has performed, in all material respects, all covenants and agreements described in Section 6(o) and satisfied, in all material respects, all conditions on its part to be performed or satisfied thereunder.

     (q) The Dollar Second Priority Notes and the Third Priority Notes shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Dollar Second Priority Notes and the Third Priority Notes shall be eligible for clearance and settlement through the Depositary Trust Company.

     (r) The Euro Second Priority Notes shall have been approved for listing on the Luxembourg Stock Exchange, subject only to official notification, and the Euro Second Priority Notes shall be eligible for clearance and settlement through Euroclear and Clearstream, Luxembourg.

     (s) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any debt securities of any of the Issuers by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (t) The Borrowers and the Bank Agents and lenders party thereto shall have entered into the Credit Facility in form and substance satisfactory to the Representatives. Prior to or concurrently with the consummation of the offering of the Securities on the Closing Date, the Borrowers shall have made the initial borrowings under the Credit Facility as contemplated by the Final Memorandum.

     (u) Since January 1, 2003, Parent and its subsidiaries shall have received at least $3.125 billion in additional proceeds (including unfunded revolving commitments and the amount of any debt-for-equity exchanges) in connection with the Refinancing Plan and the source(s) and term(s) of such additional proceeds shall be satisfactory to the Representatives.

     (v) The Trustees, the Bank Agents and the other parties thereto shall have entered into the Proceeds Sharing Agreement and such agreement shall be in form and substance satisfactory to the Representatives.

     (w) Crown Holdings shall have been formed as a new public holding company for CCK and the Company shall have effected the corporate reorganization substantially as described in the Final Memorandum.

     (x) CCK and the Company shall have caused each Issuer who had not been incorporated, organized or formed, as the case may be, as of the date hereof to execute and deliver this Agreement.

     (y) Prior to the Closing Date, the Issuers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Issuers in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 will be delivered at the office of Cahill Gordon & Reindel, United States counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005, on the Closing Date.

         7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers, jointly and severally, agree to reimburse the Initial Purchasers severally through Salomon Smith Barney promptly after demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. Indemnification and Contribution . (a) The Issuers (other than the Company) jointly and severally agree, and the Company severally agrees, to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial

Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Issuer to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, ot misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in the Preliminary Memorandum, the indemnity agreement contained in this
Section 8(a) shall not inure to the benefit of any Initial Purchaser from whom such person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under the circumstance where (i) the Company had previously furnished copies of the Final Memorandum on a timely basis to the Representatives, (ii) delivery of the Final Memorandum was required by the Act to be made to such person, (iii) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and (iv) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

     (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each Issuer, each of its directors, each of its officers, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, the disclosure on page (i) concerning stabilization, syndicate covering transactions and penalty bids and the paragraph related to stabilization, syndicate covering transactions and penalty bids under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which one or more of the Issuers and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other hand from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer and director of an Issuer shall have the same rights to contribution as such Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (at the respective purchase prices set forth in Section 2 and in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Issuers. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement and no action taken under this paragraph shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of Salomon Smith Barney, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any of CCK's or Parent's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on any such Exchange or the Nasdaq National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Salomon Smith Barney, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 11 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912) and confirmed to Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; if sent to the Issuers, will be mailed, delivered or telefaxed to Crown Cork & Seal Company, Inc., One Crown Way, Philadelphia, PA 19154-4599, Attention: General Counsel (fax no.:
(215) 676-6011), with a copy to Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, Attention: William G. Lawlor (fax no.: (215) 994-2222).

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

         "Commission" shall mean the Securities and Exchange Commission.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean, the date and time that this Agreement is first executed and delivered by the parties hereto.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Regulation D" shall mean Regulation D under the Act.

         "Regulation S" shall mean Regulation S under the Act.

         "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

         18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each Issuer (i) acknowledges that such Issuer has, or agrees that by the Closing Date such Issuer shall have, by separate written instrument, irrevocably designated and appointed CT Corporation System ("CT") (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Securities, the Indentures, the Security Documents and the Registration Rights Agreements that may be instituted in any federal or state court in the State of New York or brought under Federal or state securities laws, and acknowledges that CT has, or agrees that by the Closing Date CT shall have, accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT and written notices of said service to such Issuer in accordance with Section 12 hereof shall be deemed effective service of process upon such Issuer in any such suit or proceeding. Each Issuer further agrees to take any reasonable action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as any of the Securities shall be outstanding; provided, however, that such Issuer may, by written notice to the Representatives, designate such additional or alternative agent for service of process under this Section 18 that (i) maintains an office located in the Borough of Manhattan, City of New York in the State of New York and (ii) is either (x) counsel for such Issuer or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for process and the address of the office of such agent for process in the Borough of Manhattan, City of New York, State of New York.

                  To the extent that any Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under each of this Agreement, the Securities, the Indentures, the Security Documents and the Registration Rights Agreements. In addition, each Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-mentioned courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue for such suit is improper, or that this Agreement, the Securities, the Indentures, the Securities Documents or the Registration Rights Agreements or the subject matter hereof or thereof may not be enforced in such courts.

                  The Issuers and the Initial Purchasers agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this section 18 shall affect the right of either Trustee to serve legal process in any other manner permitted by law or affect the right of the Trustee to bring any action or proceeding against any Issuer or its property in the courts of any other jurisdictions.

         19. Judgment Currency. The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any loss incurred by such indemnified party as a result of any judgment or order being given or made in favor of such indemnified party for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than euros, to the extent such judgment relates to Euro Second Priority Notes, or United States dollars, to the extent such judgment relates to the Dollar Second Priority Notes or the Third Priority Notes, and as a result of any variation as between (i) the rate of exchange at which the euro or United States dollar amount, as the case may be, is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such indemnified party on the date of payment of such judgment or order is able to purchase euros or United States dollars, as the case may be, with the amount of the Judgment Currency actually received by such indemnified party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, euros or United States dollars, as the case may be.

         20. Agreements Conditional. The validity and enforceability of the Preliminary Memorandum, the Final Memorandum and this Agreement are all subject to, and conditioned upon, the Company receiving proper authorization to issue the Notes pursuant to a duly convened and held ordinary and extraordinary shareholders' meeting to be held on February 15, 2003 and a duly convened and held Board meeting (conseil d'administration) to be held on February 17, 2003.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Issuers and the several Initial Purchasers.

                                   Very truly yours,

                                   Crown Cork & Seal Company, Inc.

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                   Attest:

                                   By            /s/ Rosemary M. Haselroth
                                          --------------------------------------
                                          Name:  Rosemary M. Haselroth
                                          Title: Assistant Secretary


                                   Crown European Holdings SA
                                   (formerly known as CarnaudMetalBox SA)

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Administrateur

                                   Executed February 17, 2003

                                   GUARANTORS:


                                   United States:
                                   -------------
                                   Crown Consultants, Inc.
                                   Crown Cork & Seal Technologies Corporation
                                   Crown Beverage Packaging, Inc.
                                   Crown Cork de Puerto Rico, Inc.
                                   Foreign Manufacturers Finance Corporation
                                   Nationwide Recyclers' Inc.
                                   Risdon-AMS (USA), Inc.
                                   Central States Can Co. of Puerto Rico, Inc.
                                   Eyelet, Inc.
                                   Eyelet Specialty Co., Inc.
                                   Crown Financial Management, Inc.
                                   Hocking Valley Leasing Company
                                   Zeller Plastik, Inc.
                                   Crown Overseas Investments Corporation

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Crown Cork & Seal Americas, Inc.

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Crown Cork & Seal Company (USA), Inc.

                                   By            /s/ Patrick D. Szmyt
                                          --------------------------------------
                                          Name:  Patrick D. Szmyt
                                          Title: Senior Vice President, CFO and
                                                 Treasurer

                                   Executed February ____, 2003


                                   Crown Cork & Seal Company (PA), Inc.

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: President

                                   Executed February ____, 2003


                                   Crown Financial Corporation

                                   By            /s/ Patrick D. Szmyt
                                          --------------------------------------
                                          Name:  Patrick D. Szmyt
                                          Title: Senior Vice President, CFO and
                                                 Treasurer

                                   Executed February ____, 2003


                                   Crown New Delaware Holdings, Inc.

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   CCK Investments LLC

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   CCK UK Investments LLC

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   CCK Deutschland Investments LLC

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003

                                   Crown Canada Investments LLC

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   CCK Mexican Investments LLC

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Crown International Holdings, Inc.

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Crown Holdings, Inc.

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                   Executed February ____, 2003


                                   Crown Holdings, LLC
                                   (to be renamed Crown Holdings (PA), LLC)

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Crown Cork & Seal Company, LLC
                                   (to be renamed Crown Cork & Seal Company
                                   (DE), LLC)

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer

                                   Executed February ____, 2003


                                   Belgium:
                                   -------
                                   Crown Cork Company Belgium NV

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Canada:
                                   ------
                                   Crown Cork & Seal Canada Inc.

                                   By            /s/ Adrian Cobbald
                                          --------------------------------------
                                          Name:  Adrian Cobbald
                                          Title: Secretary

                                   Executed February ____, 2003


                                   889273 Ontario Inc.

                                   By            /s/ Adrian Cobbald
                                          --------------------------------------
                                          Name:  Adrian Cobbald
                                          Title: Secretary

                                   Executed February ____, 2003


                                   Risdon-AMS (Canada), Inc.

                                   By            /s/ Adrian Cobbald
                                          --------------------------------------
                                          Name:  Adrian Cobbald
                                          Title: Secretary

                                   Executed February ____, 2003


                                   Zeller Plastik Canada, Inc.

                                   By            /s/ Adrian Cobbald
                                          --------------------------------------
                                          Name:  Adrian Cobbald
                                          Title: Secretary

                                   Executed February ____, 2003

                                   France:
                                   ------
                                   Z.P. France

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Societe de Participations CarnaudMetalbox

                                   By            /s/ Howard Lomax
                                          --------------------------------------
                                          Name:  Howard Lomax
                                          Title: President Directeur General

                                   Executed February ____, 2003


                                   Astra Plastique S.A.S.

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Polyflex S.A.

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   La Francaise de Developpement de la Boite
                                   Boissons (Sofreb)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Crown Cork Company France SA

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Germany:
                                   -------
                                   CarnaudMetalbox Deutschland GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Crown Bender GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Zuchner Verpackungen

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Zuchner Verschlusse GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Zuchner & Gruss Metallverpackungen

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003

                                   CarnaudMetalbox Nahrungsmitteldosen

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Zeller Plastik GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Raku Rastatt GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Zeller Engineering GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Wehrstedt GmbH
                                   (to be renamed Crown Cork & Seal Deutschland
                                   Holdings GmbH

                                   By            /s/ Thilo Winkler
                                          --------------------------------------
                                          Name:  Thilo Winkler
                                          Title: Attorney

                                   Executed February ____, 2003



                                   Mexico:
                                   ------


                                   Envases Generales Crown S.A. de C.V.

                                   By            /s/ William S. Filotas
                                          --------------------------------------
                                          Name:  William S. Filotas
                                          Title: Legal Representative

                                   Executed February ____, 2003


                                   Zeller Plastik de Mexico S.A. de C.V.

                                   By            /s/ Gerardo Orta G.
                                          --------------------------------------
                                          Name:  Gerardo Orta G.
                                          Title: Legal Representative

                                   Executed February ____, 2003


                                   Switzerland:
                                   -----------
                                   Crown Cork AG Switzerland

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Crown Obrist AG (Switzerland)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   BMW Vogel (Switzerland)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   United Kingdom:
                                   --------------
                                   Crown UK Holdings Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003

                                   Crown Cork Company Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   CarnaudMetalbox Overseas Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Crown Cork & Seal Finance PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   CarnaudMetalbox PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   United Closures and Plastics PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   CarnaudMetalbox Engineering PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003

                                   Massmould Holdings Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   Specialty Packaging (UK) PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003


                                   CarnaudMetalbox Group UK Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Executed February ____, 2003

                                        Crown Developpement S.N.C.



                                        By            /s/ John Davidson
                                               ---------------------------------
                                               Name:  John Davidson
                                               Title: Attorney

                                        Executed February ____, 2003

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.

By: Salomon Smith Barney Inc.



By /s/ Whinter Marshal
 -----------------------------
       Name:  Whitner Marshall
       Title: Vice President


For themselves and the other several Initial
Purchasers  named in Schedule I to the
foregoing Agreement.

                                   SCHEDULE I


                                            Principal Amount            Principal Amount      Principal Amount
                                            of Dollar Second             of Euro Second      of Third Priority
                                           Priority Securities        Priority Securities        Securities
Initial Purchasers                           to Be Purchased            to Be Purchased       to Be Purchased
------------------                          -----------------          -----------------       ----------------
Salomon Smith Barney Inc............        $      493,088,000     E        129,521,000     $    329,483,000
Deutsche Bank Securities Inc........               493,088,000              129,521,000          329,483,000
ABN AMRO Incorporated...............                86,693,000               22,772,000           57,929,000
Jefferies & Company, Inc............                12,131,000                3,186,000            8,105,000
                                            --------------------      ------------------    ------------------
              Total.................        $    1,085,000,000     E        285,000,000     $    725,000,000
                                             ===================      ==================    ===================

                                   SCHEDULE II


.........................................................................

Guarantors                               Jurisdiction of Formation
----------                               -------------------------
.........................................................................
United States
.........................................................................
Crown Cork & Seal Americas, Inc.*                  PA
.........................................................................
Crown Consultants, Inc.                            PA
.........................................................................
Crown Cork & Seal Company (USA), Inc.              DE
.........................................................................
Crown Cork & Seal Technologies Corporation         DE
.........................................................................
Crown Beverage Packaging, Inc.                     DE
.........................................................................
Crown Cork & Seal Company (PA), Inc.               PA
.........................................................................
Crown Cork de Puerto Rico, Inc.                    DE
.........................................................................
Crown Financial Corporation                        PA
.........................................................................
Foreign Manufacturers Finance Corporation          DE
.........................................................................
Nationwide Recyclers' Inc.                         PA
.........................................................................
Risdon-AMS (USA), Inc.                             DE
.........................................................................
Central States Can Co. of Puerto Rico, Inc.        OH
.........................................................................
Eyelet, Inc.                                       FL
.........................................................................
Eyelet Specialty Co., Inc.                         FL
.........................................................................
Crown Financial Management, Inc.                   DE
.........................................................................
Hocking Valley Leasing Company                     DE
.........................................................................
Zeller Plastik, Inc.                               DE
.........................................................................
Crown New Delaware Holdings, Inc.*                 DE
.........................................................................
CCK Investments LLC*                               DE
.........................................................................
CCK UK Investments LLC*                            DE
.........................................................................
CCK Deutschland Investments LLC*                   DE
.........................................................................
Crown Canada Investments LLC*                      DE
.........................................................................
CCK Mexican Investments LLC*                       DE
.........................................................................
Crown Cork & Seal Company, Inc.                    PA
.........................................................................
Crown International Holdings, Inc.*                DE
.........................................................................
Crown Overseas Investments Corporation             DE
.........................................................................
Crown Holdings, Inc.*                              PA
.........................................................................
Crown Holdings, LLC (to be renamed
Crown Holdings (PA), LLC)                          PA
.........................................................................
Crown Cork & Seal Company, LLC                     DE
(to be renamed Crown Cork &
 Seal Company (DE), LLC)
.........................................................................

.........................................................................
Belgium
--------
.........................................................................
Crown Cork Company Belgium NV                    Belgium
.........................................................................

.........................................................................
Canada
------
.........................................................................
Crown Cork & Seal Canada Inc.                    Canada
.........................................................................
889273 Ontario Inc.                              Canada
.........................................................................
Risdon-AMS (Canada), Inc.                        Canada
.........................................................................
Zeller Plastik Canada, Inc.                      Canada
.........................................................................

.........................................................................
France
------
.........................................................................
Z.P. France                                      France
.........................................................................
Societe de Participations
CarnaudMetalbox                                  France
.........................................................................
Astra Plastique S.A.S.                           France
.........................................................................
Polyflex S.A.                                    France
.........................................................................

.........................................................................

Guarantors                               Jurisdiction of Formation
----------                               -------------------------
.........................................................................
La Francaise de Developpement de
la Boite Boissons (Sofreb)                       France
.........................................................................
Crown Cork Company France SA                     France
.........................................................................
Crown Developpement S.N.C.                       France
.........................................................................

.........................................................................
Germany
-------
.........................................................................
CarnaudMetalbox Deutschland GmbH                 Germany
.........................................................................
Crown Bender GmbH                                Germany
.........................................................................
Zuchner Verpackungen                             Germany
.........................................................................
Zuchner Verschlusse GmbH                         Germany
.........................................................................
Zuchner & Gruss Metallverpackungen               Germany
.........................................................................
CarnaudMetalbox Nahrungsmitteldosen              Germany
.........................................................................
Zeller Plastik GmbH                              Germany
.........................................................................
Raku Rastatt GmbH                                Germany
.........................................................................
Zeller Engineering GmbH                          Germany
.........................................................................
Wehrstedt GmbH                                   Germany
(to be renamed Crown Cork & Seal
 Deutschland Holdings GmbH
.........................................................................

.........................................................................
Mexico
------
.........................................................................
Envases Generales Crown S.A. de C.V.             Mexico
.........................................................................
Zeller Plastik de Mexico S.A. de C.V.            Mexico
.........................................................................

.........................................................................
Switzerland
-----------
.........................................................................
Crown Cork AG Switzerland                      Switzerland
.........................................................................
Crown Obrist AG (Switzerland)                  Switzerland
.........................................................................
BMW Vogel (Switzerland)                        Switzerland
.........................................................................

.........................................................................
United Kingdom
--------------
.........................................................................
Crown UK Holdings Limited                    United Kingdom
.........................................................................
Crown Cork Company Limited                   United Kingdom
.........................................................................
CarnaudMetalbox Overseas Limited             United Kingdom
.........................................................................
Crown Cork & Seal Finance PLC                United Kingdom
.........................................................................
CarnaudMetalbox PLC                          United Kingdom
.........................................................................
United Closures & Plastics PLC               United Kingdom
.........................................................................
CarnaudMetalbox Engineering PLC              United Kingdom
.........................................................................
Massmould Holdings Limited                   United Kingdom
.........................................................................
Specialty Packaging (UK) PLC                 United Kingdom
.........................................................................
CarnaudMetalbox Group UK Limited             United Kingdom
.........................................................................

* To be formed in conjunction with the corporate reorganization.

                                  SCHEDULE III


.................................................................................

Non-Guarantor Subsidiaries                         Jurisdiction of Formation
-------------------------                          -------------------------
.................................................................................
United States
--------------
.................................................................................
Crownway Insurance Company                                    VT
.................................................................................
Crown Cork & Seal Receivables
(DE) Corporation                                              DE
.................................................................................

.................................................................................
Argentina
---------
.................................................................................
Crown Cork de Argentina S.A.                               Argentina
.................................................................................
Aluplata S.A.                                              Argentina
.................................................................................

.................................................................................
Bangladesh
----------
.................................................................................
Bangladesh Can Company Ltd.                               Bangladesh
.................................................................................

.................................................................................
Barbados
.................................................................................
CarnaudMetalbox Barbados Ltd.                              Barbados
.................................................................................

.................................................................................
Belgium
--------
.................................................................................
Specialty Packaging Belgie NV                               Belgium
.................................................................................

.................................................................................
Bermuda
-------
.................................................................................
Crown Swire Investment Company Limited                      Bermuda
(51% owned by CarnaudMetalbox
Asia Limited (Singapore)
.................................................................................

.................................................................................
British Virgin Islands
----------------------
.................................................................................
Jasmine Properties Limited                          British Virgin Islands
.................................................................................
Caribbean Capital Ltd.                              British Virgin Islands
.................................................................................
Shorelink Ltd.                                      British Virgin Islands
.................................................................................

.................................................................................
Bolivia
-------
.................................................................................
Fabrica Boliviana de Envases S.A.                           Bolivia
(13.54% owned by Crown Cork & Seal Company, Inc.)
.................................................................................

.................................................................................
Brazil
------
.................................................................................
Crown Brazil Holdings Ltda.                                 Brazil
.................................................................................
Crown Cork Embalagens S.A.                                  Brazil
.................................................................................
Acta de Amazonia Ltda.
(50% owned by Crown Brazil Holdings Ltda)                   Brazil
.................................................................................
PET Holding S.A.
(50% owned by Crown Brazil Holdings Ltda)                   Brazil
.................................................................................
Crown Cromo Metal S.A.                                      Brazil
.................................................................................
Crown Cork Tampas Plasticas S.A.                            Brazil
.................................................................................
Petropar Embalagens S.A.                                    Brazil
.................................................................................

.................................................................................
Canada
------
.................................................................................
Anchor Cap & Closure
Corporation of Canada, Ltd.                                 Canada
.................................................................................
Continental Can Canada Inc.                                 Canada
.................................................................................
Central States Can of Canada Limited                        Canada
.................................................................................
499555 Ontario Limited                                      Canada
.................................................................................
142735 Canada Limited                                       Canada
.................................................................................

.................................................................................

Guarantors                               Jurisdiction of Formation
----------                               -------------------------
.................................................................................
.................................................................................
Cayman Islands
--------------
.................................................................................
Crown (Cayman) Limited                                  Cayman Islands
.................................................................................
PTS Trading (Cayman) Ltd.                               Cayman Islands
.................................................................................

.................................................................................
Chile
-----
.................................................................................
Crown Holding Chile S.A.                                     Chile
.................................................................................
Inesa Crown S.A.
(20% owned by Crown Holding Chile S.A.)                      Chile
.................................................................................
Inesa-Crown Mini Holding, S.A.                               Chile
(20% owned by Crown
 Cork & Seal Company, Inc.)
.................................................................................

.................................................................................
China
-----
.................................................................................
Beijing CarnaudMetalbox Company Ltd.                         China
.................................................................................
CarnaudMetalbox (Guangzhou) Ltd.                             China
.................................................................................
Jiangmen Zeller Plastik Ltd.                                 China
.................................................................................
CarnaudMetalbox Huapeng (WUXI)
Closures Co. Ltd.                                            China
(23% owned by CarnaudMetalbox
Closures Asia Pacific PTE Ltd.)
.................................................................................
Huizhou Crown Can Company Ltd.                               China
(99% owned by Crown Can Hong Kong Ltd.)
.................................................................................
Shanghai Crown Packaging Co.                                 China
(70.53% owned by Crown Can Hong Kong Ltd.)
.................................................................................
Beijing Crown Can Company                                    China
(91.6% owned by Crown Can Hong Kong Ltd.)
.................................................................................
Foshan Continental Can Co. Ltd.                              China
(50% owned by Crown Can Hong Kong Ltd.)
.................................................................................
Foshan Crown Easy-Opening End Co. Ltd.                       China
(50% owned by Crown Can Hong Kong Ltd.)
.................................................................................

.................................................................................
Colombia
--------
.................................................................................
Crown Colombiana S.A.                                      Columbia
(50% owned by Crown Cork & Seal Company, Inc.)
.................................................................................
Inversiones Litometal S.A.                                 Columbia
.................................................................................
Prodenvases Crown
(44% owned by Crown Cork & Seal Company, Inc.)             Columbia
.................................................................................

.................................................................................
Costa Rica
----------
.................................................................................
Crown Cork Centro Americana, S.A.                         Costa Rica
.................................................................................

.................................................................................
Cyprus
------
.................................................................................
Packinvest Holdings Limited                                 Cyprus
.................................................................................

.................................................................................
Denmark
-------
.................................................................................
Crown Cork Co. Scandinavia A/S                              Denmark
.................................................................................

.................................................................................
East Africa
-----------
.................................................................................
CarnaudMetalbox Senegal                                     Senegal
(75.59 % owned by Crown
European Holdings SA)
.................................................................................
CarnaudMetalbox SIEM                                      Ivory Coast
(84.95 % owned by Crown
European Holdings SA)
.................................................................................

.................................................................................

Guarantors                                         Jurisdiction of Formation
----------                                         -------------------------
.................................................................................
Financiere D'Emballages  (50% owned by
 Astra Plastique S.A. (France))                             Morocco
.................................................................................
Astra Maroc  (49% owned by
Astra Plastique S.A. (France))                              Morocco
.................................................................................
Carnaud Maroc                                               Morocco
(68.12% owned by Financiere
D'Emballages (Morocco))
.................................................................................
CMB Plastique Maroc                                         Morocco
(51.02% owned by Financiere
D'Emballages (Morocco))
.................................................................................
Light Metal Products SAL                                    Lebanon
(39% owned by CarnaudMetalbox
 NV (Netherlands))
.................................................................................
CarnaudMetalbox Ghana Ltd.                                   Ghana
.................................................................................

.................................................................................
France
------
.................................................................................
Crown Cork & Seal Finance S.A.                              France
.................................................................................
BAP-Ste. Bouruignonne
 d'Applications Plastiques                                  France
.................................................................................
CarnaudMetalbox Finance                                     France
.................................................................................
Butimove                                                    France
.................................................................................
Reymond SARL                                                France
.................................................................................
Polyflex Flaconnage                                         France
.................................................................................
Risdon AMS                                                  France
.................................................................................
EOLE                                                        France
.................................................................................
Carnaud Cofem Terradou                                      France
.................................................................................
CarnaudMetalbox Slovakia                                    France
.................................................................................
PP Industries (France)                                      France
.................................................................................
Carwi                                                       France
.................................................................................

.................................................................................
Finland
-------
.................................................................................
Crown Pakkus OY                                             Finland
.................................................................................

.................................................................................
Germany
-------
.................................................................................
Florin GmbH  (29.53% owned by
Zucher Verschlusse GmbH)                                    Germany
.................................................................................

.................................................................................
Greece
------
.................................................................................
Hellas Can Packaging Manufacturers S.A.                     Greece
(72.79% owned by Societe de
Participations CarnaudMetalbox (France))
.................................................................................

.................................................................................
Guatemala
---------
.................................................................................
Crown Cork de Guatemala, S.A.                              Guatemala
.................................................................................
Aerosales Y Latas de Guatemala S.A.                        Guatemala
.................................................................................

.................................................................................
Hong Kong
---------
.................................................................................
CarnaudMetalbox Closures (Hong Kong) Limited               Hong Kong
(53.83% owned by CarnaudMetalbox
Asia Limited (Singapore))
.................................................................................
Crown Can Hong Kong Limited
(50% owned by CarnaudMetalbox Closures                     Hong Kong
Asia-Pacific PTE Ltd. (Singapore))
.................................................................................

.................................................................................
Hungary
-------
.................................................................................
CarnaudMetalbox Magyarorszag KFT                            Hungary
.................................................................................

.................................................................................

Guarantors                                         Jurisdiction of Formation
----------                                         -------------------------
.................................................................................
Jamaica
-------
.................................................................................
CarnaudMetalbox Jamaica Ltd.                                Jamacia
.................................................................................


.................................................................................
Indonesia
---------
.................................................................................
P.T. Crown Cork & Seal Indonesia                           Indonesia
(95% owned by CarnaudMetalbox
 Asia Limited (Singapore))
.................................................................................

.................................................................................
Ireland
-------
.................................................................................
The Irish Crown Cork Company Limited                        Ireland
.................................................................................
Crown Cork & Seal (Ireland) Ltd.                            Ireland
.................................................................................
Metal Box Ireland Holdings Limited                          Ireland
.................................................................................
CarnaudMetalbox Ireland Limited                             Ireland
.................................................................................

.................................................................................
Italy
-----
.................................................................................
Faba Sirma SPA
(owns 4.73% of its own stock)                                Italy
.................................................................................
Superbox Contenitori per Bevande SRL                         Italy
.................................................................................
Ridson SRL                                                   Italy
.................................................................................
Faba Sud SPA
(owns 3.39% of its own stock)                                Italy
.................................................................................
CarnaudMetalbox Italia SRL                                   Italy
.................................................................................
Baroni SRL                                                   Italy
.................................................................................
Crown Cork Company Itally SPA                                Italy
.................................................................................
Zeller Plastik Italia SPA                                    Italy
.................................................................................
Costruzione Barattoli Metallici SPA
(50% owned by Faba Sud SPA)                                  Italy
.................................................................................
CMB Italcaps SRL                                             Italy
.................................................................................
Auperbox Aerosols SRL                                        Italy
.................................................................................
Italprint SPA                                                Italy
.................................................................................
Italmeccanica Coe SPA                                        Italy
.................................................................................
Spraybox Italia                                              Italy
.................................................................................

.................................................................................
Luxembourg
----------
.................................................................................
Standfast Reinsurance S.A.                                Luxembourg
.................................................................................

.................................................................................
Madagascar
----------
.................................................................................
Societe Malgache D'Emballages Metalliaues                 Madagascar
(99.87% owned by Crown European Holdings SA)
.................................................................................

.................................................................................
Malaysia
--------
.................................................................................
Crowncorks of Malaysia SDN BHD                             Malaysia
(60% owned by CarnaudMetalbox Asia Limited
(Singapore))
.................................................................................
CarnaudMetalbox Bevcan SDN BHD (Malaysia)                  Malaysia
.................................................................................
Zeller Plastik (Malaysia) SDN BHD                          Malaysia
(28.5% owned by Zeller Plastik
(S.E. Asia) PTE Ltd. (Singapore))
.................................................................................
CarnaudMetalbox Packaging SDN BHD                          Malaysia
.................................................................................

.................................................................................
Mexico
------

.................................................................................

Guarantors                                         Jurisdiction of Formation
----------                                         -------------------------
.................................................................................
Constar Holding de Mexico, S.A. de C.V.                     Mexico
.................................................................................
Empaques Sewell S.A. de C.V.                                Mexico
(33% owned by Constar
Holding de Mexico, S.A. de C.V.)
.................................................................................
Empaques Constar, S.A. de C.V.                              Mexico
(33% owned by Constar
Holding de Mexico, S.A. de C.V.)
.................................................................................

.................................................................................
Middle East
-----------
.................................................................................
NAFCEL (Saudi Arabia)
(16% owned by CarnaudMetalbox NV)                        Saudi Arabia
.................................................................................
Middle East Can Manufacturing
Company Limited                                             Jordan
(42.5% owned by Crown
International Holdings, Inc.)
.................................................................................
Emirates Can Company Limited                         United Arab Emirates
(50% owned by Crown
International Holdings, Inc.)
.................................................................................
Continental Can of Saudi Arabia                          Saudi Arabia
(40% owned by Crown
International Holdings, Inc.)
.................................................................................
Jeddah Beverage Can Making Co., Ltd.                     Saudi Arabia
.................................................................................

.................................................................................
Moldavia
--------
.................................................................................
CarnaudMetalbox Tirpak                                     Moldavia
(52.87% owned by CarnaudMetalbox Deutschland GmbH)
.................................................................................

.................................................................................
Netherlands
-----------
.................................................................................
CarnaudMetalbox NV                                        Netherlands
.................................................................................
Specialty Packaging Print NV                              Netherlands
.................................................................................
Crown Cork Netherlands Holding BV                         Netherlands
.................................................................................
Specialty Packaging Nederlands BV                         Netherlands
.................................................................................
Crown Cork Balkan Holdings BV                             Netherlands
.................................................................................
Crown Cork Company Holland BV                             Netherlands
.................................................................................
Crown Cork Mijdrecht BV                                   Netherlands
.................................................................................
CarnaudMetalbox Holdings BV                               Netherlands
.................................................................................

.................................................................................
Panama
------
.................................................................................
Massmetal  (39.17% owned by CarnaudMetalbox NV)             Panama
.................................................................................

.................................................................................
Poland
------
.................................................................................
CarnaudMetalbox Tworziwa                                    Poland
.................................................................................
CarnaudMetalbox Gopak s.p. z.o.o                            Poland
.................................................................................

.................................................................................
Portugal
--------
.................................................................................
Crown Cork & Seal de Portugal Embalagens SA                Portugal
.................................................................................
Ormis Combustiveis e Transportes
de Mercaderieas, L.D.A.                                    Portugal
.................................................................................
Productos Alimentares Antonio
Henrique Serrano, S.A.                                     Portugal
.................................................................................
Montifer Fabricacao de Ferramentas, L.D.A.                 Portugal
(95% owned by Crown Cork & Seal
de Portugal Embalagens SA)
.................................................................................
Ormis Embalagens dos Acores, S.A.                          Portugal
(60% owned by Crown Cork & Seal
de Portugal Embalagens SA)
.................................................................................
CarnaudMetalbox de Portugal
Embalagens, S.A.                                            Portugal
.................................................................................

.................................................................................

Guarantors                                         Jurisdiction of Formation
----------                                         -------------------------
.................................................................................
Romania
-------
.................................................................................
Crownpack SRL                                               Romania
.................................................................................

.................................................................................
Singapore
---------
.................................................................................
CarnaudMetalbox Asia Limited                               Singapore
.................................................................................
CarnaudMetalbox Packaging PTE Ltd.                         Singapore
.................................................................................
Zeller Plastik (S.E. Asia) PTE Ltd.                        Singapore
.................................................................................
CarnaudMetalbox Closures Asia
 Pacific PTE Ltd.                                           Singapore
.................................................................................

.................................................................................
Slovakia
--------
.................................................................................
CarnaudMetalbox Slovakia                                   Slovakia
.................................................................................

.................................................................................
South Africa
------------
.................................................................................
CarnaudMetalbox Food South
 Africa (Pty) Limited                                     South Africa
.................................................................................

.................................................................................
Spain
-----
.................................................................................
Ormis Embalajes Espana SA                                    Spain
(99.9% owned by Crown Cork & Seal
 de Portugal Embalagens SA)
.................................................................................
Ormis Envases Metalicos SL                                   Spain
(99.6% owned by Crown Cork & Seal
de Portugal Embalagens SA)
.................................................................................
Crown Cork de Espana, S.L.                                   Spain
(99.9% owned by Hellas Can
Packaging Manufacturers SA)
.................................................................................
Crown Cork Sevilla SL                                        Spain
.................................................................................
Crown Cork Bebidas, S.L.                                     Spain
.................................................................................
Crown Cork Iberica S.L.                                      Spain
.................................................................................
Agrupacion Industrias
Especiales SA (Agridesa)                                     Spain
(15.88% owned by Crown Cork Iberica S.L.)
.................................................................................
Crown Cork Consulting SA                                     Spain
.................................................................................
Envases Metalicos Manlleu SA                                 Spain
(99.71% owned by Crown Cork Iberica S.L.)
.................................................................................
Expansion Quimica del Ampurdan SA                            Spain
(20% owned by Crown Cork Iberica S.L.)
.................................................................................
Immorenta SA                                                 Spain
.................................................................................
Zeller Plastik SA                                            Spain
.................................................................................
La Artistica de Vigo                                         Spain
.................................................................................
Litografia La Artistica Carnaud SA                           Spain
.................................................................................

.................................................................................
Sweden
------
.................................................................................
CarnaudMetalbox Closures AB                                 Sweden
.................................................................................

.................................................................................
Thailand
--------
.................................................................................
ZPJK (Thailand) Co. Ltd.                                   Thailand
.................................................................................
Interpack Business Limited                                 Thailand
.................................................................................
Claremont Holdings (Thailand) Ltd.                         Thailand
.................................................................................
CarnaudMetalbox (Thailand) Pcl                             Thailand
(95.3% owned by CarnaudMetalbox
 Asia Limited (Singapore) and
3.69% owned by CarnaudMetalbox
Packaging Pte Ltd. (Singapore))

.................................................................................

Guarantors                                         Jurisdiction of Formation
----------                                         -------------------------
.................................................................................
CarnaudMetalbox Bevcan Ltd.                                Thailand
.................................................................................
Pet Containers (Thailand) Limited                          Thailand
.................................................................................

.................................................................................
United Kingdom
--------------
.................................................................................
Alpine Crown Corks Ltd.                                 United Kingdom
.................................................................................
CarnaudMetalbox Bevcan PLC                              United Kingdom
.................................................................................
CarnaudMetalbox Aerosols (UK) PLC                       United Kingdom
.................................................................................
Metal Box Employees' Funds Trustee Limited              United Kingdom
.................................................................................
Metal Box Life Funds Trustee Limited                    United Kingdom
.................................................................................
Metal Box Pension Trustees Limites                      United Kingdom
.................................................................................
CarnaudMetalbox Closures PLC                            United Kingdom
.................................................................................
Metalbox Limited                                        United Kingdom
.................................................................................
Thomas Ashton Limited                                   United Kingdom
.................................................................................
Can Makers Limited (8.5% owned by
 CarnaudMetalbox PLC)                                   United Kingdom
.................................................................................
CMB Bevcan Limited                                      United Kingdom
.................................................................................
CMB Bottles and Closures Ltd.                           United Kingdom
.................................................................................
CMB Performance Plastics Ltd.                           United Kingdom
.................................................................................
CMB Charities Limited                                   United Kingdom
.................................................................................
CMB Benevolent Fund Limited                             United Kingdom
.................................................................................
Metgate Developments Limited                            United Kingdom
.................................................................................

.................................................................................
Uruguay
-------
.................................................................................
Copaq Trading S.A.                                          Uruguay
.................................................................................

.................................................................................
Venezuela
---------
.................................................................................
Crown Cork Del Venezuela C.A.                              Venezuela
.................................................................................
Dominguez Continental S.A.                                 Venezuela
(40% owned by Crown Cork & Seal Company, Inc.)
.................................................................................
Dominguez & CIA Caracas, S.A.
(10% owned by Crown Cork & Seal Company, Inc.,             Venezuela
56.53% owned by Dominguez Continental S.A.)
.................................................................................
Dominguez & Cia Valencia                                   Venezuela
.................................................................................
Envases Plasticos Dominguez, S.A.                          Venezuela
.................................................................................
Empaques Dominguez, S.A.                                   Venezuela
.................................................................................

.................................................................................
Vietnam
-------
.................................................................................
Crown Vinalimex Packaging Ltd.
(76.3% owned by Crown Swire Investment                      Vietnam
Company Limited (Bermuda))
.................................................................................